Exhibit 99.2

1 Welcome to Investor Day December 16, 2010

2 Dave Yost Chief Executive Officer

Comment Regarding Forward Looking Statements Certain of the statements contained in this presentation are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on management's current expectations and are subject to uncertainty and change in circumstances. Among the factors that could cause actual results to differ materially from those projected, anticipated or implied are the following: changes in pharmaceutical market growth rates; the loss of one or more key customer or supplier relationships; changes in customer mix; customer delinquencies, defaults or insolvencies; supplier defaults or insolvencies; changes in pharmaceutical manufacturers' pricing and distribution policies or practices; adverse resolution of any contract or other dispute with customers or suppliers; federal and state government enforcement initiatives to detect and prevent suspicious orders of controlled substances and the diversion of controlled substances; qui tam litigation for alleged violations of fraud and abuse laws and regulations and/or any other laws and regulations governing the marketing, sale and purchase of pharmaceutical products or any related litigation, including shareholder derivative lawsuits; changes in U.S. legislation or regulatory action affecting pharmaceutical product pricing or reimbursement policies, including under Medicaid and Medicare; changes in regulatory or clinical medical guidelines and/or labeling for the pharmaceutical products we distribute, including certain anemia products; price inflation in branded pharmaceuticals and price deflation in generics; greater or less than anticipated benefit from launches of the generic versions of previously patented pharmaceutical products; significant breakdown or interruption of our information technology systems; our inability to implement an enterprise resource planning (ERP) system to handle business and financial processes and transactions (including processes and transactions relating to our customers and suppliers) of AmerisourceBergen Drug Corporation and our corporate operations without functional problems, unanticipated delays and/or cost overruns; success of integration, restructuring or systems initiatives; interest rate and foreign currency exchange rate fluctuations; economic, business, competitive and/or regulatory developments in Canada, the United Kingdom and elsewhere outside of the United States, including potential changes in Canadian provincial legislation affecting pharmaceutical product pricing or service fees and/or regulatory action by provincial authorities in Canada to lower pharmaceutical product pricing or service fees; the impact of divestitures or the acquisition of businesses that do not perform as we expect, are difficult for us to integrate into our business operations or do not adhere to our system of internal controls; our inability to successfully complete any other transaction that we may wish to pursue from time to time; changes in tax legislation or adverse resolution of challenges to our tax positions; increased costs of maintaining, or reductions in our ability to maintain, adequate liquidity and financing sources; volatility and deterioration of the capital and credit markets; and other economic, business, competitive, legal, tax, regulatory and/or operational factors affecting our business generally. Certain additional factors that management believes could cause actual outcomes and results to differ materially from those described in forward-looking statements are set forth (i) in Item 1A (Risk Factors) in the Company's Annual Report on Form 10-K for this Fiscal Year Ended September 30, 2010 and elsewhere in that report and (ii) in other reports filed by the Company pursuant to the Securities Exchange Act of 1934.

Agenda Dave Yost Chief Executive Officer 36 Years Steve Collis President & Chief Operating Officer 16 Years James Frary President ABSG Distribution Services 3 Years Peyton Howell President Consulting Services 19 Years Tony Pera Senior Vice President Supply Chain 4 Years Mike DiCandilo Executive Vice President and Chief 20 Years Financial Officer Years at ABC

Delivering Every Day

Have not changed for several years Laser focus, no distractions AmerisourceBergen Growth Drivers Generics Specialty

Delivering Every Day Diversity within our $80B revenues (CHART) (CHART) Generic Customer

ABC Diversification Customer Base Products Services Suppliers

17% CAGR GAAP Basis +14% Earnings Per Share from Continuing Operations (GAAP) +17% +31% +20% 20% CAGR 24% CAGR

1 Year Stock Performance

5 Year Stock Performance Bloomberg Businessweek Fifty Best Performing Companies on 5 Year Return

10 Year Stock Performance #22 Fortune 500 Total Return to Investors, Last 10 Years

Some Recognition Since Last Year

Some Recognition Since Last Year 2010 VIP Award for Value Innovation Performance from Our Largest Customer

Tearing down the walls Organizational Changes Since Last Year Steve Collis Founder ABSG James Frary Former RVP ABDC Peyton Howell Founder Lash Delivering Every Day

Tearing Down Walls Drug Company North Region South Region East Region West Region Canada Technology Solutions Specialty Distribution and Services Oncology Supply ION Besse ASD ICS US Bio Consulting Services Lash Xcenda Clinical Services Packaging Group American Health Packaging Anderson Packaging Brecon Delivering Every Day

Single Point of Leadership Focus Ease of Manufacturer Interface Maximization of Offerings/Assets Cross-pollenization New ABC Organization Delivering Every Day

18 Steve Collis President & COO AmerisourceBergen

Delivering Every Day

AmerisourceBergen

Steve Collis
President, COO AmerisourceBergen

Drug Company	Specialty Distribution and Services	Consulting Services	Packaging Group
North Region South Region East Region West Region Canada Technology Solutions	Oncology Supply ION Besse ASD ICS US Bio	Lash Xcenda Clinical Services	American Health Packaging Anderson Packaging Brecon
4,700 associates	1,600 associates	1,400 associates	1,300 associates

19

Drug Company Consulting Services Packaging Group Delivering Every Day Above market revenue growth Strong contribution from generics Continued margin expansion Increased expense & efficiency leverage Strong revenue growth Unprecedented contribution from generics Exceptional margin improvement Strong revenue growth Solid margins Expanding beyond specialty Strong revenue growth Solid margins HUD Transformation from repack to value added complete Tremendous Performance in FY2010 Specialty Distribution and Services

Drug Company Consulting Services Packaging Group Delivering Every Day Drug distribution in US & Canada to retail, hospital, & alternate site Credit management for manufacturers Integrated solution portfolio PBM/Payor relationships through GNPPN Drug distribution Physician offices Clinics Practice management tools Manufacturer services Reimbursement services Pharmaco- economics Comparative effectiveness Product support services Patient support services Contract packaging for pharma manufacturers HUD Clinical trials packaging New injectible facility Diverse Businesses Specialty Distribution and Services

Drug Company Consulting Services Packaging Group Delivering Every Day Efficiency, operational excellence; Prime Vendor relationships Innovative services, physician networks Adherence strategies, enhanced manufacturer services Sophisticated solutions for life of product, clinical trial and beyond; HUD Tearing Down Walls Specialty Distribution and Services

Delivering Every Day Tearing Down Walls Clinical expertise of Xcenda/Lash helping with adherence and persistency work in ABDC retail network Joint strategy in oncology for both hospitals and community clinics Retail client penetration and differentiated offering Collaborative efforts on legislative issues

Delivering Every Day Deliver shareholder value Collaborate to drive innovation for providers and manufacturers Increase customer and supplier value Expand our business in targeted markets Maximize operating efficiency through cross- company collaboration

25 James Frary President AmerisourceBergen Specialty Distribution and Services

ABSG At A Glance

Essential Partner for Specialty Rx Delivering unique value to the supply chain Tangible cost & quality benefit Value-added solutions for providers & manufacturers Trusted partner Proven track record of enhancing collaboration among pharma, providers, payers Delivering Every Day

Ongoing Growth in Specialty Source: 2010-2014 IMS Market Prognosis North America USA (WAC Rx Purchases) Rx Market Forecast Growth (2009-2014) Non-specialty 4% Specialty 6% Oncology 7% Other Specialty 5%

ABSG Revenue Strength: Oncology and More (CHART)

Undisputed Leader in Specialty Product Distribution Largest oncology products distributor More than half of all community-based oncologists in US Leading distributor in dialysis Largest blood plasma products distributor Strong position in ophthalmology Delivering Every Day

Specialty Generics Oxaliplatin First major oncology injectible to go generic Contributed $0.25 of EPS FY11 Gemcitabine (Nov 15th) & Docetaxel FY12 Oxaliplatin returns (August 2012) FY13 Oxaliplatin (full-year), Zometa Excellent Opportunities in FY2011 and Beyond Historic Performance in FY2010 Delivering Every Day

Biosimilar Opportunity ABSG extremely well positioned for biosimilars Biosimilars would likely require our targeted services e.g. Market access services, infusion, Compliance/persistency programs, REMS Process and timing of product approvals TBD Delivering Every Day

Trusted Partner History of leadership in specialty Scale, breadth, quality Unparalleled service & flexibility Focused on customer success

Broad Solutions Leading distribution and GPO services Pharmacy and patient management solutions Clinical data and informatics Tools to optimize provider efficiency and support payer-provider quality initiatives Collaborative innovation leveraged across specialty distribution & consulting

Provider Solutions Comprehensive technology suite that allows physicians and their staff to optimize clinical, operational and financial performance Clinical Performance Inventory Management Financial Management Claims Management Integration with leading EMRs, clinical pathways, e-prescribing and practice management systems

Provider Solutions ^ Oncology Nurse (Practice Administrator, Office Staff) Billing Staff (Practice Administrator, Physician) Practice Administrator (Physician, Nurses, Billing Staff) Physician, Nurse (Practice Administrator, Billing Staff)

Quality Initiatives in Oncology Clinical Pathways Total Patient Care Support clinically sound treatment alternatives for specific clinical diagnoses Provide tools and infrastructure for electronic interface with payers Address aspects of the treatment decisions beyond the drug regimen Patient-centric coordination of care Eliminates specialty silos for a holistic approach to patient management Aligns incentives to manage patient care in a cost effective manner

Quality Initiatives Physician centric: keep community oncologists central to care model ABSG does not intervene between payers and providers ABSG provides the infrastructure and support needed for success Clinical pathways suggested in six, "high volume" disease states Payers and providers modify pathways as appropriate Pathways tool allows prospective compliance measurement Eight payer initiatives currently underway (21 additional in pipeline) Sets the foundation for greater value through total patient care management Clinical Pathways Highlights

Summary Specialty has a great future Overall market growth New generics launches Growth in biosimilars We're poised to continue our specialty leadership Breadth, depth, and continuity Quality service and customer satisfaction Trusted relationships We have a great vision for the future Cross-functional approach to innovation New physician and manufacturer offerings

40 Peyton Howell President, AmerisourceBergen Consulting Services and SVP Business Development

A trusted, essential partner to manufacturers Lash Group - 20 years of market experience, recognized leader of market access support line services Xcenda - Dramatic growth from health outcomes and economics to comprehensive pharmaceutical brand and managed markets consulting Now selling and contracting as 'consulting services' Businesses have reached significant scale Experience in both specialty and primary care products Unique opportunity to gain insight into manufacturers early-stage product development and ongoing business drivers Consulting Services

Consulting Services Market differentiation - integrated expertise that directly aligns with manufacturers' commercial objectives. From early stage development to market maturity.

Proving Value Health Outcomes and Payer Strategy Product was 2nd in class of a new generation of drugs that were disease-modifying and was seeking market differentiation based on health outcomes Manufacturer Need Multiple retrospective database studies showed in commercial- and government-funded populations: Reduced treatment costs over time Longer duration of drug effectiveness Multiple publications and journal supplements. Product value messaging developed to support the managed markets strategy. Developed payer economic models to support payer negotiations Our Solution

Maximizing Access Reimbursement Hub Program Launch of an injectable product into primary care and specialty created a need for centralized and streamlined reimbursement and patient support services. Reimbursement hub program provides a single point of contact to support patient access to care. Geographically aligned site management so prescribers have a single point of contact. Leverages web-based services and reporting. Flexible to support future growth of pharmacy benefit. Manufacturer Need Our Solution

Integrated Services Developed to specific disease state needs to support commercialization and maximize patient access to care All data for all services housed in a single integrated system Adherence Services and Relationship Marketing Co-pay Assistance Program Patient Assistance Program Reimbursement Hotline Hub Model Support Program Inbound Call Handling Data Intake Service Triage SPP or MD Network Dedicated case managers aligned by site RNs certified in Disease

Launch of a physician administered injectable product into primary care created a need for services addressing practice concerns to initiate treatment. Deploy team of field based reimbursement and practice management experts to support product launch and market expansion. Unique value proposition since the team serves as an extension of the reimbursement support hub. Work to address barriers to patient access Maximizing Access Field Reimbursement Services Manufacturer Need Our Solution

Hepatitis C product with current baseline compliance of 73% across all specialty pharmacies. Designed and implemented nurse patient education and adherence program. Opt-in program included compliance risk assesment and lab result monitoring. In its first year, patients enrolled in the program had a compliance rate of over 83% (an increase of over 10% from baseline). Improving Adherence Patient adherence programs and assessment Manufacturer Need Our Solution

Double-digit revenue CAGR, last 5 years Continued growth driven by emerging regulatory and health policy trends Risk Evaluation and Mitigation Strategies (REMS) Focus on health outcomes and patient adherence Changing coverage and reimbursement landscape New HIT data sources create new analytic opportunities Innovative business model focused on consultative approach Long-term, collaborative partnerships across pharma, biotech and device manufacturers Delivering Every Day

Unmatched scale and breadth of services Both market access consulting and comprehensive patient access support services Over 1,000 consulting engagements for 133 pharmaceutical, biotech and medical device companies in 2010 Manage 108 programs for 41 different manufacturers Over 2,000 seat call center capability-including nursing, reimbursement, and case management professionals Leading Market Position

Our service offering has shifted from a "nice to have" to an essential component of product commercialization strategies Fundamental for all new product launches; Supports longevity of mature products Health reform brings new focus on health outcomes and value messaging across all payer types Reimbursement pressures increase need and use of services Services support health care providers and improve patient access to care A differentiator for AmerisourceBergen Health policy and market access expertise A high-growth, innovation engine for ABC Concluding Thoughts

51 Steve Collis President & COO AmerisourceBergen

$60+ billion in revenue Committed exclusively to the delivery of pharmaceutical care Brands, generics, HBA and OTC Programs and services to help customers and suppliers reduce costs increase revenue improve efficiency enhance patient care Delivering Every Day ABDC Overview

Manufacturers Dispensers Supply Chain Efficiency Value Prime Vendor Security Delivering Every Day

Daily Delivery to over 22,000 delivery points Credit Management Inventory Management Prime Vendor Value to Manufacturers Prime Vendor Value to Customers Daily Delivery of all products, low admin cost Provide financing Inventory Management Security Data (supply chain transparency) Security Data & pharmacy best practices 3rd party access Promotional support Delivering Every Day

Delivering Every Day Outstanding Performance ABDC revenues up 10% Gross margin up Expenses flat Operating margin up Excellent management of working capital ABDC FY10 Financial Highlights

Delivering Every Day cE2 Philosophy Remains Key Customer Efficiency - Cost Effectiveness Does the customer need the service Are we providing it at the best value Continuous Improvement of overall customer experience

Continuous Improvement in Operations Efficiency Focus Customer Shipping Packet Track & Trace | RFID Business Continuity Systems Courier | Delivery Standardization Cold Chain Delivery ABCC OPTIMIZ Delivering Every Day

Delivering Every Day Continued Productivity Improvements Lines per Hour Expense per Line Lines per Hour Expense per Line

Delivering Every Day Diverse customer base ABDC ABDC Generic Customer -- Drives generic Scale

Access to over 7,000 generic items Minimize the time & cost of dealing with multiple generics suppliers Realize the total economic and innovative value offering of the PRxO(r) Generics solution Achieve higher long term profits PRxO(r) Generics Delivering Every Day

Expanded emphasis beyond retail Customized portfolios Targeted incentives Everyday low prices First to shelf Quality, consistency of supply Telesales Vigorous contract and compliance process How do we grow generics faster than the market? Delivering Every Day

Delivering Every Day - Retail Independents & Regional Chains Help community pharmacists attract new patients, improve retention and medication adherence, and drive down operating costs Continuously improve generics offering and drive enhanced compliance and penetration Help customers prepare for upcoming generic launches and AMP implementation

Pharmacy Performance Dashboards Key Performance Indicators - Store Comparison to Peers Delivering Every Day -- Retail

3,700- GNP Members Nationwide 746 982 1,175 749 2007 2008 2009 2010 GNPPN Store Count 2008 2009 2010 Delivering Every Day -- Retail

Delivering Every Day - Health Systems Hospitals & Health Systems Quality Care Solutions for greater efficiency and better patient outcomes Market Growth Solutions to expand patient base and community reach Cost Control Solutions to enhance profitability Improving generic penetration

66 Cost Control Solutions Quality Care Solutions Market Growth Solutions Hospital and Health Systems Solutions Performance Assessment Inventory Management Pharmacy Transition Execution Integrated Services Center Medication Process Medication Policy Medication Tracking Coordinated Patient Care Enterprise Pharmacy Services: Employee Pharmacy Services Employer Pharmacy Services Community Pharmacy Services Delivering Every Day - Health Systems

Broad, Fast Growing Market Long Term Care Behavioral Health Pharmacy Health Maintenance Organization (HMO) Pharmacy Mail Order Pharmacy Specialty Pharmacy Home Infusion Home Healthcare Clinic Services Dialysis Surgery Center Rehabilitation Veterinary Pharmacy Delivering Every Day - Alternate Site

Diverse Solutions for a Diverse Market Opportunities for Innovation Differentiated generics offering Best practices from across our networks Targeted consulting and technology solutions to drive efficiency Multi-Segment experience from cross company expertise Delivering Every Day - Alternate Site

Innovating to Meet Customer Needs Customer Efficiency Customer Experience Cost Effectiveness Productivity and Effectiveness Customer Satisfaction Ratings The Next Generation of Customer Care Delivering Every Day -- ABDC

Delivering Every Day -- ABDC BT Update Go live launched successfully October 1 We are running back office on SAP Customers move to SAP beginning in early summer

Delivering Every Day Focus for FY11 Grow revenue with the market 3-5% Grow generics above market Enhance programs and services Leverage expense dollars

72 Tony Pera Senior Vice President, Supply Chain Management

25+ years in Generics Co-founder Bedford Laboratories (acquired by Boehringer- Ingelheim) Former head of US generics business of APP (acquired by Kabi Fresenius) Joined ABC as President, American Health Packaging in 2006 SVP Supply Chain Management early 2008 Tony Pera Delivering Every Day

Generics

Branded patent expirations All payers aggressively promoting use of generics to reduce healthcare costs Increased awareness and acceptance Generic dispensing rates continue to rise More access to coverage Greater medication adherence Robust Generics Growth Delivering Every Day

Delivering Every Day Delivering Every Day US Generic Scripts Continue to Grow Source: IMS Health

Delivering Every Day

AmerisourceBergen

Patent Expirations

Fiscal Year


US $ million
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
2011
2012
2013
2014

2011	2012	2013	2014
Aricept	Lipitor	Zometa	Cymbalta
Taxotere	Zyprexa	Oxycontin*	Nexium*
Gemzar	Plavix*	Aciphex*	Celebrex*
Levaquin*	Seroquel*	Niaspan*	Actonel*
	Actos*		

* 2nd half of year

77

Delivering Every Day Make as much or more gross profit dollars per unit on generics Reduced receivable risk Reduced working capital Can negotiate better terms, ie 60 days DPOs Produces higher ROCC Economics of Generic vs. Branded Holds true even after exclusivity periods

Two players in 6-month exclusivity period Authorized generic (AG) Exclusive generic Limited players with hard-to-make drug Complexity One player in 6-month exclusivity period Multiple players in easy-to-make drug Day 181 The Generics Market Dynamics Delivering Every Day

Retail Healthcare Providers Regional drugstore chains Food/Drug combination Independent pharmacies Institutional Healthcare Providers Hospital Long Term Care/Alternate Site Specialty Physician Oncology/Rheumatologist/Ophthalmologist The Right Customer Mix Delivering Every Day

Generics Philosophy Monitor and react to industry trends Manage PRxO(r) Generics Program Procure products from reliable sources Provide manufacturers market access Deliver optimal value to customers Market shortages Support the Prime Vendor Model Delivering Every Day

Formulary that consists of over 6,500 SKUs Value pricing Portfolio management Tailored programs address specific customer needs Focused on customer profitability Dynamic market response 100+ manufacturers in PRxO(r) generics Key component of Prime Vendor Model PRxO(r) Generics Delivering Every Day

Increasing transparency with manufacturers Provide inventory and sales data (TruVu(tm)) Building stronger relationships Transition from transactional to collaborative Targeted & staggered bidding process Global Scope Routinely conduct international site visits Attention to quality and supply history Deliver significant market share to manufacturers Generics Manufacturers Delivering Every Day

Pharmaceutical Services Value *Includes inventory ownership, recalls, and reverse logistics Delivering Every Day

Branded Pharmaceuticals

FDA approvals and R&D pipelines weak Focus on Specialty Patent expirations $95 billion over next 5 years Increased government pressure and scrutiny Price increases have been aggressive Consolidation continues Branded Product Environment Delivering Every Day

Effectively all manufacturers covered FFS renewals continue to pay us for the value we provide FFS metric performance near 100% 10% of GP now subject to price fluctuation Retained value with large pharmaceutical company mergers The Status of Fee For Service Delivering Every Day

Inventory Control Smooth and predictable demand Key to supply chain safety Delivery of Products Deliveries to 22,000 ship-to-points per day 99+% customer service levels Pick/pack/ship approximately 6,600 SKUs branded products Manufacturer Benefits Delivering Every Day

Credit Management Assume down channel credit risk and cash collections for customer base Prime Vendor Model reduces risk Data Inventory data Available daily Invoice level sales data Available daily Marketing and promotion effectiveness Manufacturer Benefits Delivering Every Day

Pharmaceutical Services Value *Includes inventory ownership, recalls, and reverse logistics Delivering Every Day

Pharmaceutical Services Value (CHART) Delivering Every Day

Generics Business is healthy Robust growth period ABC has the right customer mix Brand FFS environment is stable Prime Vendor Model is stronger than ever Summary Delivering Every Day

93 Mike DiCandilo Executive Vice President & Chief Financial Officer

Financial Review

Long Term Financial Goals EPS growth of approximately 15% Revenue growth with market Operating margin expansion ROIC>WACC Free cash flow approximates net income Minimum 30% of free cash returned to shareholders Delivering Every Day

96 96 17% CAGR GAAP Basis +14% Earnings Per Share from Continuing Operations (GAAP) +17% +31% +20% 20% CAGR 24% CAGR

(CHART) Revenues 6% CAGR Delivering Every Day Billions

(CHART) Operating Margin Expansion bps +8 +6 +7 +5 +16 Delivering Every Day

Asset Management Asset Management Inventory Days A/R Days Delivering Every Day Days

Delivering Every Day Return on Invested Capital (CHART) WACC

Cash Generation Cash Generation Acquisitions Share Repurchases Free Cash Flow Income from Continuing Operations (CHART) / Deployment billions Delivering Every Day

$2.22 diluted EPS from continuing operations, up 31.4% including a $0.05 gain from litigation $78.0 billion record revenue, up 8.6% 1.42% Operating Margin, up 19 basis points Strong generic performance Expense control leverage Cash flow from operations of $1.1 billion, up 41.4% Fiscal Year 2010 Results Delivering Every Day

Fiscal Year 2011 Targets GAAP Diluted EPS of $2.31 to $2.41, up 7% to 12% over $2.16, which is diluted EPS achieved in FY2010 less litigation gains Total revenue growth of 2% to 4% Operating Margin expansion in the low to mid single digit basis points range Free cash flow of $625 to $700 Million Includes CapEx in the range of $150 Million Share Repurchases of approximately $400 Million Average shares down about 3% Delivering Every Day

EPS Growth Estimate Increase over FY10 EPS less litigation gains or $2.16 7-12% EPS Growth +Share repurchase $400 million -Net interest expense up as much as 20% 2-3% Cash Deployment 5-9% Op Inc Growth +Expense leverage +Generics -Customer mix -Duplicate IT Expense/BT 3-5% Margin Expansion +Market growth 3-5% +Large customer growth -ABSG 3PL customer -Duane Reade/Longs 2-4% Revenue Growth FY 11 Drivers FY 11

Delivering Every Day EPS Impact of Key Specialty Generics Year Product(s) Contribution FY2009 Oxaliplatin $0.05 FY2010 Oxaliplatin $0.25 FY2011 OxaliplatinGemcitabineDocetaxel $0.25+

Fiscal Year 2011 Targets Revenue Growth and Operating Margin by Business Unit Business Unit % of Revenue Revenue Growth ABDC ABSG ABPG ABCG Total 3% - 5% -5% - 0% 5% - 10% 10% - 12% 2% - 4% 79% - 82% 18% - 20% <1/2% <1/2% 100% Operating Margin Range 1.15% - 1.20% 2.10% - 2.20% 10% - 12% 10% - 12% 1.42% - 1.47% Delivering Every Day

What's Available? $1.7 billion of cash @ 9/30/10 ($1.1 billion available) Free Cash Flow of $625-$700 million expected for FY11 Total available for investment about $1.7 billion - $1.8 billion, excluding additional borrowing capacity Where to deploy? $400 million of shares expected to be repurchased in FY11 ($598 million authorized) $110 million for dividend (increased 25%) $1.2-$1.3 billion available for further investment Fiscal 2011 Capital Deployment Significant Financial Flexibility Delivering Every Day

Delivering Every Day Strong, consistent performance Fantastic 2010 Solid forecast for 2011 despite tough comparison Great financial flexibility

109 Dave Yost Chief Executive Officer

The Road Ahead for ABC

The more drugs they take The older they get The more drugs they take The older people get The ABC Circle of Life Alive and well and truer than ever.

112 112 17% CAGR GAAP Basis +14% Earnings Per Share from Continuing Operations (GAAP) +17% +31% +20% 20% CAGR 24% CAGR

FY01 through FY10: +17% GAAP FY10: A blow out year, +31% GAAP FY11: +7% - 12% (on top of FY10!) AmerisourceBergen EPS Delivering Every Day

FY12: Retail generic nirvana begins Remember oxy? - It's back in August FY13: Retail generic nirvana continues Business Transformation expense relief Business Transformation benefit FY14: Say hello to the uninsured! Pent-up demand for Rx AmerisourceBergen EPS Delivering Every Day

AmerisourceBergen EPS Delivering Every Day FY15: How do you spell biosimilars? Somewhere along the way: Blockbuster introduction(s) Significant at-risk launch New uses for existing drugs

116 The Best is Yet to Come!

117 Q & A